ASM FUND, INC.
                         Supplement dated January 16, 1997
                         to Prospectus Dated March 1, 1996
                                Revised April 1, 1996


         The following items 1, 3, 4 and 5 supplement and should be read in conjunction with the Prospectus cover, and pages 3, 4, 5 and 6 of the Prospectus. Item 2 replaces the current Table of Fees and Expenses on pages 3 and 4 of the Prospectus.

1. The Fund has adopted a non-fundamental policy that its investment advisor shall limit investments to the equity securities of the thirty
(30) companies that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a trademark of Dow Jones & Company, Inc. The Fund is neither sponsored by, nor affiliated with, Dow Jones & Company, Inc.


2. TABLE OF FEES AND EXPENSES

   Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases. . . . . . . . . . . . None
   Maximum Sales Load Imposed on Reinvested
     Dividends and Capital Gains . .. . . . . . . . . . . . . . . None
   Deferred Sales Load . .. . . . . . . . . . . . . . . . . . . . None
   Redemption Fees . .. . . . . . . . . . . . . . . . . . . up to 0.75%a

   Annual Fund Operation Expenses
   (as a percentage of average net assets)b

   Management Fees
     (after expense reimbursements) c. . . . . . . . . . . . . . .0.00%
   12b-1 Fees. .  . . . . . . . . . . . . . . . . . . . . . . . . None
   Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . .0.18%
     Total Fund Operating Expenses d... . . . .. . . . . . . . . .0.18%

   a The Fund will deduct a redemption fee of up to 0.75% of the value of shares redeemed only if they are redeemed more than six (6) times per year. However, the redemption fee will not be applicable to shares held in omnibus accounts. See page 9. This fee, which is applicable only to such short-term redemption on certain accounts, is not reflected in the example below.

   b The percentages expressing annual fund operation expenses reflect the Advisor's obligation effective January 15, 1997 to reimburse the Fund for expenses in excess of 0.18% of its net asset value ("NAV") for the current fiscal year. Prior thereto, the Advisor reimbursed the Fund for expenses in excess of 1.86% from November 1, 1995 until October 31, 1996. For the period from November 1, 1996 until January 14, 1997, the Advisor reimbursed the Fund for expenses in excess of 2.19%. Without the reimbursement of $89,199, the ratio of expenses to average net assets for the fiscal year ended October 31, 1996 would have been 2.59%.

   c It is anticipated that the Fund's Board of Directors will recommend for shareholder approval at the 1997 meeting of the Fund an investment management agreement with the Advisor. The Fund expects that such management agreement would authorize the payment of a management fee of 0.08% of the Fund's average net assets, subject to a waiver of the fee to the extent necessary to comply with the expense limitation commitment set forth above to limit the Total Fund Operating Expenses to 0.18%.

   d In addition to these costs, the Fund assesses at the beginning of each calendar quarter an account maintenance fee of $2.50. This fee will be waived for shareholders with an account balance of $10,000 or more.


         The table above sets forth the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Annual Fund Operation Expenses shown above are based in part on the agreement of the Fund's advisor, Vector Index Advisors, Inc. (the "Advisor") to reimburse the Fund for expenses incurred. See also, "Management of the Fund."

         Example:
         You would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return; and (2) a redemption at the end of each time period:

         1 year             3 years           5 years           10 years
           $2                 $6                $11               $26

         The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

         The example takes into account the fact that the Advisor has agreed to limit the Fund's annual operating expenses to 0.18% of the Fund's average net assets. Prior to January 15, 1997, the Advisor was obligated to reimburse the Fund for expenses incurred in excess of 2.5% of the Fund's average net assets. Consequently, the expenses reflected in this table are less than you would have paid during the prior period.

3. The following table represents interest amounts charged to the Fund by the Fund's custodian bank as a result of early settlement of Fund redemptions. The amounts shown were not subject to any volunary expense reimbursement by the Advisor, and are treated as bank loans to the Fund.

(1)      (2)             (3)                  (4)               (5)
                                              Average Number
Fiscal                   Average Amount       of Registrant's   Average Amount
Year     Amount of Debt  of Debt              Shares            of Debt Per
(11/1    Outstanding at  Outstanding          Outstanding       Share During
-10/31)  End of Period   During the Period(b) During the Period the Period

1991(a)   $0.00          $    113              23,700             $0.004752

1992      $0.00          $222,943             461,227             $0.483369

1993      $0.00          $474,902             901,865             $0.526577

1994      $0.00          $385,752             693,241             $0.556447

1995      $0.00          $     93             747,877             $0.000124

(a) Inception 3/4/91.
(b) Sum of debt outstanding each day divided by 365 (366 in fiscal year 1992).

4. The Fund's investments are supervised by Vector Index Advisors, Inc., (the "Advisor"). The Advisory Agreement described in the Prospectus between the Fund and the Advisor terminated on April 15, 1995. The Advisor continues to provide its services to the Fund, and will continue to do so until other arrangements, such as approval by the Fund of a new agreement between the Fund and the Advisor, can be completed. The Advisor has not retained any management fee from the Fund during the period from April 15, 1995 to the present, and will not collect any advisory fee from the Fund until a new advisory agreement is approved. The Advisor has agreed in writing to continue to fulfill its commitment to limit the Fund expenses until that time.

5. The Fund may not have qualified as a regulated investment company under the subchapter M of the Internal Revenue Code of 1986 during certain prior periods. If the Fund becomes obligated to pay any additional taxes, interest and/or penalties with respect to any prior period, the Advisor has committed in writing to the Fund that it will pay such amounts on behalf of the Fund to assure that the Fund does not incur any financial impact as a result of this development.


                              IMPORTANT ANNOUNCEMENT
                  (To be read in conjunction with the supplement
                                 beginning below)


                              AS OF JANUARY 15, 1997

             THE EXPENSE RATIO FOR THE ASM FUND HAS BEEN LOWERED TO

                                    0.18%*


                           SAME INVESTMENT POLICY:
              INDEX THE DOW JONES INDUSTRIAL AVERAGE (THE "DOW").

          * Accounts less than $10,000 will be charged an administration fee of $2.50 per quarter.



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